UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 21, 2024

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 20, 2024 (the “Execution Date”), Ault Alliance, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), entered into a purchase agreement (the “ELOC Purchase Agreement”) with Orion Equity Partners, LLC (“Orion”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we have the right to direct Orion to purchase up to an aggregate of $25,000,000 of shares of our 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share (the “Preferred Shares”) over the 36-month term of the ELOC Purchase Agreement. Under the ELOC Purchase Agreement, after the satisfaction of certain commencement conditions, including, without limitation, the effectiveness of the Registration Statement (as defined in the ELOC Purchase Agreement), we have the right to present Orion with an advance notice (each, an “Advance Notice”) directing Orion to purchase any amount up to the Maximum Advance Amount (as described below).

The Maximum Advance Amount shall equal forty percent (40%) of the average of the Daily Value Traded (as defined in the ELOC Purchase Agreement) of the Preferred Shares on the ten Trading Days (as defined in the ELOC Purchase Agreement) immediately preceding an Advance Notice.

The number of Preferred Shares that we can issue to Orion from time to time under the ELOC Purchase Agreement shall be subject to the Ownership Limitation (as defined in the ELOC Purchase Agreement). We will control the timing and amount of sales of our Preferred Shares to Orion. Orion has no right to require any sales by us, and is obligated to make purchases from us as directed solely by us in accordance with the ELOC Purchase Agreement. The ELOC Purchase Agreement provides that we will not be required or permitted to issue, and Orion will not be required to purchase, any shares under the ELOC Purchase Agreement if such issuance would violate NYSE American rules, and we may, in our sole discretion, determine whether to obtain stockholder approval to issue shares in excess of 19.99% of our outstanding Preferred Shares if such issuance would require stockholder approval under NYSE American rules. Orion has agreed that neither it nor any of its agents, representatives and affiliates will engage in any direct or indirect short-selling or hedging our common stock during any time prior to the termination of the ELOC Purchase Agreement.

Pursuant to the ELOC Purchase Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement for the resale by Orion of Registrable Securities (as defined in the ELOC Purchase Agreement) within 30 days from the Execution Date and to cause such Registration Statement to be declared effective by the SEC within 90 days from the Execution Date.

In consideration for Orion’s execution the ELOC Purchase Agreement, the Company is required to issue to Orion, as a commitment fee, a number of Preferred Shares having an aggregate dollar value equal to $500,000 (“Commitment Fee Shares”). Within one business day of the effectiveness of the Registration Statement, the Company shall deliver irrevocable instructions to its transfer agent to electronically transfer to Orion that number of Preferred Shares having an aggregate dollar value equal to $100,000 based on the per share price, which price shall be equal to the simple average of the daily closing price of the Preferred Shares during the five Trading Days immediately preceding the effectiveness of the Registration Statement (the “Initial Issuance”). In addition, the Company shall deliver irrevocable instructions to its transfer agent to electronically transfer Orion that number of Preferred Shares having an aggregate dollar value equal $100,000 based on the per share price on each of the two, four, six and eight month anniversaries of the Initial Issuance based on the per share price which price shall be equal to the simple average of the daily closing price of the Preferred Shares during the seven Trading Days immediately preceding the two, four, six and eight month anniversary, as applicable.

The ELOC Purchase Agreement may also be terminated by us at any time after commencement, at our discretion, provided that at the time of termination, we do not have any outstanding amounts owed to affiliates of Orion pursuant to the loan agreement, dated June 5, 2024, that we entered into with such lenders; provided, however, upon early termination we are required to issue the outstanding Commitment Fee Shares to Orion. Further, the ELOC Purchase Agreement will automatically terminate on the date that we sell, and Orion purchases, the full $25,000,000 amount under the agreement or, if the full amount has not been purchased, on the expiration of the 36-month term of the ELOC Purchase Agreement.

The foregoing description of the ELOC Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ELOC Purchase Agreement, which is annexed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibit.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The execution of the ELOC Purchase Agreement and the transactions contemplated thereby were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1*	Purchase Agreement, dated June 20, 2024, by and between Ault Alliance, Inc. and Orion Equity Partners, LLC.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

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* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. We will furnish supplementally a copy of any omitted exhibits or schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: June 21, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel